                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                 DECEMBER 1997
                            PAYMENT January 15, 1998
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                             CUSIP# 393534AC6
                                             Trust Account # 33-34309-0
                                             Distribution Date: January 15, 1998


SECURITIZED NET INTEREST MARGIN                                       PER $1,000
CERTIFICATES                                                           ORIGINAL
-------------------------------                                       ----------

1.   Amount Available                           1,863,428.02

Interest

2.   Aggregate Interest                         1,097,579.84          3.56357091

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                           1,097,579.84

Principal

6.   Current month's principal
     distribution                                 765,848.18          2.48652006

7.   Remaining outstanding principal
     balance                                  180,902,539.76         587.3459083
     Pool Factor                                   .58734591

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date              552,819,656.55**

9.   Aggregate amount on deposit
     in reserve fund                            7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                      39,231.90

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                                  8,558,425.74

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                 DECEMBER 1997
                            PAYMENT January 15, 1998

               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2


                                              CUSIP# 393534AC6
                                              Trust Account # 33-34309-0
                                              Distribution Date:January 15, 1998

12.  Weighted average CPR                   14.23%

13.  Weighted average CDR                    5.20%

14.  Annualized net loss percentage          2.71%

15.  Delinquency         30-59 day           1.51%
                         60-89 day            .53%
                         90+ day             1.02%

                         Total 30+           3.06%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization as of 12/15/97.

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                 DECEMBER 1997
                            PAYMENT January 15, 1998


                                              Fee Assets
                               -------------------------------------
                                 Guarantee      Inside    Fee Asset
                                   Fees          Refi       Total
                               ------------   ---------  -----------
GTFC 1994-5                                   68,705.74   68,705.74
GTFC 1994-6                        7,225.90   67,074.66   74,300.56
GTFC 1994-7                                   44,528.62   44,528.62
GTFC 1994-8                                   79,223.18   79,223.18
GTFC 1995-1                                   56,890.56   56,890.56
GTFC 1995-2                             .00         .00         .00
GTFC 1995-3                                  125,231.37  125,231.37
GTFC 1995-4                      239,137.23  123,400.82  362,538.05
GTFC 1995-5                            0.00         .00         .00
                                 ----------  ----------  ----------
                                 246,363.13  565,054.95  811,418.08

Total amount of Guarantee Fees and Inside
Refinance Payments                                       811,418.08

Subordinated Servicing Fees                              510,606.66

Payment on Finance 1 Note                              1,322,024.74

Allocable to Interest (current)                          812,242.46

Allocable to accrued but unpaid Interest                        .00

Accrued and unpaid Trustee Fees                                 .00

Allocable to Principal                                   509,782.28

Finance 1 Note Principal Balance                     133,930,348.99

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                 DECEMBER 1997
                            PAYMENT January 15, 1998



                                             Inside
                               Residual       Refi        Total
                             ------------  ----------  -----------
GTFC 1994-5                          .00          .00          .00
GTFC 1994-6                          .00          .00          .00
GTFC 1994-7                          .00          .00          .00
GTFC 1994-8                          .00          .00          .00
GTFC 1995-1                          .00          .00          .00
GTFC 1995-2                   112,324.26    65,787.18   178,111.44
GTFC 1995-3                          .00          .00          .00
GTFC 1995-4                          .00          .00          .00
GTFC 1995-5                   237,440.34   125,851.50   363,291.84
                              ----------   ----------   ----------
                              349,764.60   191,638.68   541,403.28


Total Residual and Inside Refinance Payments            541,403.28